May 1, 2010
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
		Primary Shares	Service Shares
Emerging Markets Series	TEEMX	—	—
Foreign Equity Series	—	TFEQX	TFESX
Foreign Smaller Companies Series	TFSCX	—	—
Global Equity Series	TGESX	—	—

PROSPECTUS
Templeton Institutional Funds

Contents

FUND SUMMARY
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Emerging Markets Series Foreign Equity Series Foreign Smaller Companies Series Global Equity Series

FUND DETAILS
MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS/FINANCIAL HIGHLIGHTS	Emerging Markets Series Foreign Equity Series Foreign Smaller Companies Series Global Equity Series Additional Management Information Distributions and Taxes

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES	Qualified Investors Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

FUND SUMMARY

Emerging Markets Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	1.24%
Other expenses	0.22%
Acquired fund fees and expenses[2]	0.01%
Total annual Fund operating expenses	1.47%
Fee waiver and/or expense reimbursement[1]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.46%

1. The investment manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 149	$ 462	$ 797	$ 1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies.” Emerging market countries include those considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The Fund predominately invests in equity securities, primarily common and preferred stock. In addition to the Fund’s main investments, the Fund may invest a portion of its assets in the equity securities of issuers in developed market countries.

The Fund also invests in depositary receipts. The Fund may invest a portion of its assets in smaller and midsize companies. From time to time, based on economic conditions, the Fund may have significant investments in one or more countries or in particular sectors.

When choosing equity investments for the Fund, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - securities of certain foreign issuers may be less liquid (harder to sell) and more volatile in price; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Country and Sectors Focus   To the extent that the Fund focuses on particular countries or sectors of the market from time to time, the Fund may be subject to greater risks of adverse developments in such countries or sectors than a fund that invests in a wider variety of countries or sectors.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) DIAL BEN.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	32.60%
Worst Quarter:	Q4'08	-30.22%
As of March 31, 2010, the Fund's year-to-date return was 2.29%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Emerging Markets Series
Return Before Taxes	75.16%	11.58%	8.28%
Return After Taxes on Distributions	74.77%	9.69%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares	49.68%	10.02%	7.19%
S&P/IFCI Composite Index (index reflects no deduction for fees, expenses or taxes)	81.03%	16.50%	11.17%
MSCI Emerging Markets Index (index reflects no deduction for fees, expenses or taxes)[1]	79.02%	15.88%	10.09%

1. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Asset Management Ltd. (Asset Management)

Portfolio Managers

MARK MOBIUS PH.D.   Managing Director of Asset Management and portfolio manager of the Fund since inception (1993).

TOM WU   Director of Asset Management and portfolio manager of the Fund since inception (1993).

DENNIS LIM   Co-Chief Executive Officer and Director of Asset Management and portfolio manager of the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" beginning on page 67 of this Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Foreign Equity Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Primary Shares	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Primary Shares	Service Shares
Management fees[1]	0.68%	0.68%
Other expenses [2]	0.13%	0.27%
Acquired fund fees and expenses[3]	0.01%	0.01%
Total annual Fund operating expenses[1]	0.82%	0.96%
Fee waiver and/or expense reimbursement[1]	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [3]	0.81%	0.95%

1. The investment manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission.

2. Other expenses for Service Shares include payments of up to 0.15% for sub-transfer agency services.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Primary Shares	$ 83	$ 259	$ 450	$ 1,002
Service Shares	$ 97	$ 303	$ 525	$ 1,127

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The Fund also invests in depositary receipts and emerging markets countries. The equity securities in which the Fund primarily invests are common stock. From time to time, based on economic conditions, the Fund may have significant investments in one or more countries or in particular sectors.

When choosing equity investments for the Fund, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - securities of certain foreign issuers may be less liquid (harder to sell) and more volatile in price; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Country and Sectors Focus   To the extent that the Fund focuses on particular countries or sectors of the market from time to time, the Fund may be subject to greater risks of adverse developments in such countries or sectors than a fund that invests in a wider variety of countries or sectors.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Primary Shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) DIAL BEN.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	25.68%
Worst Quarter:	Q3'02	-21.55%
As of March 31, 2010, the Fund's year-to-date return was -0.62% for Primary Shares.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Foreign Equity Series - Primary Shares
Return Before Taxes	33.63%	6.07%	5.05%
Return After Taxes on Distributions	33.29%	5.16%	4.09%
Return After Taxes on Distributions and Sale of Fund Shares	22.70%	5.40%	4.23%
Foreign Equity Series - Service Shares
Return Before Taxes	33.46%	—	0.98%[1]
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)	42.14%	6.30%	3.12%
MSCI EAFE Index (index reflects no deduction for fees, expenses or taxes)[2]	32.46%	4.02%	1.58%

1. Since inception September 18, 2006.

2. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

GARY P. MOTYL, CFA   President of Investment Counsel and portfolio manager of the Fund since 1996.

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

ANTONIO T. DOCAL, CFA   Senior Vice President of Investment Counsel and portfolio manager of the Fund since 2003.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel and portfolio manager of the Fund since 2001.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" beginning on page 67 of this Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Foreign Smaller Companies Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Other expenses [1]	0.36%
Total annual Fund operating expenses	1.11%
Fee waiver and/or expense reimbursement[1]	-0.16%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.95%

1. The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.95% (other than certain non-routine expenses) until April 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 97	$ 337	$ 596	$ 1,337

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. For purposes of this 80% policy, smaller companies are defined as those with market capitalizations that do not exceed $4 billion. However, the manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that its market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion. The Fund predominately invests in equity securities, primarily common stock.

The Fund may also invest a portion of its assets in the equity securities of larger foreign companies. The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

When choosing equity investments for the Fund, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - securities of certain foreign issuers may be less liquid (harder to sell) and more volatile in price; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Country Focus   Because the Fund invests its assets primarily in companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect security values in the country or region in which the Fund is invested.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) DIAL BEN.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	36.82%
Worst Quarter:	Q4'08	-27.19%
As of March 31, 2010, the Fund's year-to-date return was 3.95%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2009
	1 Year	5 Years	Since Inception 10/21/2002
Foreign Smaller Companies Series
Return Before Taxes	68.04%	8.07%	14.99%
Return After Taxes on Distributions	68.01%	6.34%	13.54%
Return After Taxes on Distributions and Sale of Fund Shares	44.68%	6.78%	13.14%
S&P Global ex-U.S. <$2 billion Index (index reflects no deduction for fees, expenses or taxes)	63.24%	8.00%	17.27%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

HARLAN HODES, CPA   Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2007.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel and portfolio manager of the Fund since inception (2002).

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" beginning on page 67 of this Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Global Equity Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Other expenses[1]	0.29%
Total annual Fund operating expenses	0.99%
Fee waiver and/or expense reimbursement[1]	-0.18%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.81%

1. The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.81% (other than certain non-routine expenses) until April 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 83	$ 297	$ 530	$ 1,197

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in the equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The equity securities in which the Fund primarily invests are common stock. Under normal market conditions, the Fund will invest at least 40% of its net assets in foreign securities.

The Fund also invests in depositary receipts. The Fund may invest a portion of its assets in smaller and midsize companies. From time to time, based on economic conditions, the Fund may have significant investments in one or more countries or in particular sectors.

When choosing equity investments for the Fund, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - securities of certain foreign issuers may be less liquid (harder to sell) and more volatile in price; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Country and Sectors Focus   To the extent that the Fund focuses on particular countries or sectors of the market from time to time, the Fund may be subject to greater risks of adverse developments in such countries or sectors than a fund that invests in a wider variety of countries or sectors.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) DIAL BEN.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	19.52%
Worst Quarter:	Q1'09	-12.48%
As of March 31, 2010, the Fund's year-to-date return was 0.73%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2009
	1 Year	Since Inception 3/31/2008
Global Equity Series
Return Before Taxes	23.85%	-9.14%
Return After Taxes on Distributions	23.72%	-9.22%
Return After Taxes on Distributions and Sale of Fund Shares	16.12%	-7.58%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	35.41%	-13.30%

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. (Source: © 2009 Morningstar.)

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

NEIL DEVLIN   Portfolio Manager of Investment Counsel and portfolio manager of the Fund since inception (2008).

GARY P. MOTYL, CFA   President of Investment Counsel and portfolio manager of the Fund since inception (2008).

ANTONIO T. DOCAL, CFA   Senior Vice President of Investment Counsel and portfolio manager of the Fund since inception (2008).

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" beginning on page 67 of this Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

FUND DETAILS

Emerging Markets Series

Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by "emerging market companies," as defined below. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy.

Emerging market countries include those considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Developing market countries are described more fully in the Fund's Statement of Additional Information (SAI).

For purposes of the Fund's investments, emerging market companies are those:

  whose principal securities trading markets are in emerging market countries; or
  that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in emerging or developing market countries; or
  that have at least 50% of their assets in emerging market countries; or
  that are linked to currencies of emerging market countries; or
  that are organized under the laws of, or with principal offices in, emerging market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. The Fund also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund may invest in equity securities of any size company, across the entire market capitalization spectrum. The Fund may invest a substantial portion of its assets in the securities of smaller and midsize companies. For this Fund, smaller companies stocks are generally those with market capitalization of less than $2 billion at the time of initial purchase. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

In addition to the Fund's main investments, the Fund may invest a portion of its assets in the equity securities of issuers in developed market countries.

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

The Fund invests primarily in the equity securities of emerging market companies.

Commodity Exchange Act Exclusion

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Stocks

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Trading practices.   Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign securities markets, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.   Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

Emerging markets.   The Fund's investments in emerging or developing markets countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  Political and social uncertainty (for example, regional conflicts and risk of war)
  Currency exchange rate volatility
  Pervasiveness of corruption and crime
  Delays in settling portfolio transactions
  Risk of loss arising out of systems of share registration and custody
  Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual. Markets which are generally considered to be liquid may become illiquid for short or extended periods.
  Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.
  Currency and capital controls
  Inflation, deflation or currency devaluation
  Greater sensitivity to interest rate changes

All of these factors make prices of securities of emerging market companies generally more volatile than the prices of securities of companies in developed markets, and increase the risk of loss to the Fund.

The definition of emerging markets or countries as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

Country, Sector or Industry Focus

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting such single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests.

Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the manager and may even decline in value.

Liquidity

The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Management

Templeton Asset Management Ltd. (Asset Management), whose principal office is 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987, is the Fund's investment manager. Asset Management has a branch office in Hong Kong. Together, Asset Management and its affiliates manage over $586 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

MARK MOBIUS PH.D.   Managing Director of Asset Management

Dr. Mobius has been the lead portfolio manager of the Fund since inception. Dr. Mobius has primary responsibility for the investments of the Fund. Dr. Mobius has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which Dr. Mobius may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

TOM WU   Director of Asset Management

Mr. Wu has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

DENNIS LIM   Co-Chief Executive Officer and Director of Asset Management

Mr. Lim has been a portfolio manager of the Fund since 1994, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Asset Management agreed to reduce its fees to reflect reduced services resulting from each Fund's investment in Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission. This reduction will continue as long as the Fund relies on the exemptive order. The management fees before and after such waiver for the fiscal year ended December 31, 2009, were 1.24% and 1.23%.

Effective May 1, 2010, the Fund pays Asset Management a fee equal to an annual rate of:

  1.25% of the value of net assets up to and including $500 million;
  1.20% of the value of net assets over $500 million up to and including $5 billion;
  1.15% of the value of net assets over $5 billion up to and including $7.5 billion;
  1.125% of the value of net assets over $7.5 billion up to and including $10 billion;
  1.10% of the value of net assets over $10 billion up to and including $15 billion;
  1.05% of the value of net assets over $15 billion up to and including $20 billion; and
  1.00% of the value of net assets over $20 billion.
A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Financial Highlights

This table presents the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

		Year Ended December 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.40	$ 21.23	$ 20.86	$ 18.93	$ 15.09
Income from investment operations:[a]
Net investment income[b]	0.20	0.28	0.50	0.44	0.33
Net realized and unrealized gains (losses)	6.10	-11.43	5.31	4.96	3.89
Total from investment operations	6.30	-11.15	5.81	5.40	4.22
Less distributions from:
Net investment income	-0.29	-0.50	-0.79	-0.54	-0.38
Net realized gains	—[c]	-1.18	-4.65	-2.93	—
Total distributions	-0.29	-1.68	-5.44	-3.47	-0.38
Redemption fees[d]	—	—[c]	—[c]	—[c]	—[c]
Net asset value, end of year	$ 14.41	$ 8.40	$ 21.23	$ 20.86	$ 18.93
Total return	75.16%	-54.10%	30.10%	29.07%	28.09%
Ratios to average net assets
Expenses[e]	1.45%	1.40%	1.41%	1.42%	1.42%
Net investment income	1.80%	1.79%	2.18%	2.09%	1.98%
Supplemental data
Net assets, end of year (000’s)	$ 1,748,722	$ 1,120,378	$ 3,184,512	$ 3,209,602	$ 2,841,536
Portfolio turnover rate	49.46%	77.61%	87.26%	40.84%	36.42%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Benefit of expense reduction rounds to less than 0.01%.

Foreign Equity Series

Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. The Fund also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Fund invests primarily in the equity securities of companies located outside the U.S.

Commodity Exchange Act Exclusion

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.

Stocks

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the manager and may even decline in value.

Foreign Securities

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Trading practices.   Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign securities markets, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.   Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

Emerging markets.   The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Country, Sector or Industry Focus

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting such single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $586 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

GARY P. MOTYL, CFA   President of Investment Counsel

Mr. Motyl has been the lead manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1981.

The following individuals have secondary portfolio management responsibilities:

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been a portfolio manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

ANTONIO T. DOCAL, CFA   Senior Vice President of Investment Counsel

Mr. Docal has been a portfolio manager of the Fund since 2003, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel

Ms. Sweeting has been a portfolio manager of the Fund since 2001, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Investment Counsel agreed to reduce its fees to reflect reduced services resulting from each Fund's investment in Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission. This reduction will continue as long as the Fund relies on the exemptive order. The management fees before and after such waiver for the fiscal year ended December 31, 2009, were 0.68% and 0.67%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Financial Highlights

These tables present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

PRIMARY SHARES		Year Ended December 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.82	$ 28.60	$ 26.67	$ 22.31	$ 20.27
Income from investment operations:[a]
Net investment income[b]	0.39	0.66	0.72	0.55	0.42
Net realized and unrealized gains (losses)	4.59	-12.49	4.08	5.86	2.32
Total from investment operations	4.98	-11.83	4.80	6.41	2.74
Less distributions from:
Net investment income	-0.50	-0.39	-1.16	-0.74	-0.66
Net realized gains	—	-1.54	-1.71	-1.31	-0.04
Tax return of capital	—	-0.02	—	—	—
Total distributions	-0.50	-1.95	-2.87	-2.05	-0.70
Redemption fees[c]	—	—[d]	—[d]	—[d]	—[d]
Net asset value, end of year	$ 19.30	$ 14.82	$ 28.60	$ 26.67	$ 22.31
Total return	33.63%	-42.15%	18.45%	29.04%	13.61%
Ratios to average net assets
Expenses[e]	0.80%	0.80%	0.78%	0.80%	0.81%
Net investment income	2.34%	2.88%	2.46%	2.25%	2.01%
Supplemental data
Net assets, end of year (000’s)	$ 5,895,667	$ 4,687,747	$ 9,081,511	$ 7,311,236	$ 6,245,721
Portfolio turnover rate	10.33%	6.66%[f]	16.74%	7.59%	12.97%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of redemption in-kind.

SERVICE SHARES		Year Ended December 31,
	2009	2008	2007	2006[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.81	$ 28.58	$ 26.67	$ 25.15
Income from investment operations:[b]
Net investment income[c]	0.33	0.65	0.36	0.05
Net realized and unrealized gains (losses)	4.62	-12.55	4.42	3.31
Total from investment operations	4.95	-11.90	4.78	3.36
Less distributions from:
Net investment income	-0.48	-0.31	-1.16	-0.66
Net realized gains	—	-1.54	-1.71	-1.18
Tax return of capital	—	-0.02	—	—
Total distributions	-0.48	-1.87	-2.87	-1.84
Redemption fees[d]	—	—[e]	—[e]	—[e]
Net asset value, end of year	$ 19.28	$ 14.81	$ 28.58	$ 26.67
Total return[f]	33.46%	-42.41%	18.37%	13.31%
Ratios to average net assets[g]
Expenses[h]	0.94%	0.95%	0.92%	0.80%
Net investment income	2.20%	2.73%	2.32%	2.25%
Supplemental data
Net assets, end of year (000’s)	$ 64,869	$ 30,349	$ 173,247	$ 11
Portfolio turnover rate	10.33%	6.66%[i]	16.74%	7.59%

a. For the period September 18, 2006 (effective date) to December 31, 2006.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

h. Benefit of expense reduction rounds to less than 0.01%.

i. Excludes the value of portfolio securities delivered as a result of redemption in-kind.

Foreign Smaller Companies Series

Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. Shareholders will be given 60 days' advance notice of any change to this 80% policy. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies. Under unusual circumstances and on a temporary basis, including times during which the Fund may experience large cash inflows, the Fund may invest in securities of issuers that would not be considered "smaller companies."

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services.

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

The Fund invests primarily in the common stock of smaller companies outside the U.S.

Smaller Companies

The manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that its market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion.

For purposes of monitoring the Fund's compliance with the requirement that it invest mainly in the equity securities of smaller companies, smaller companies are defined as those with market capitalizations that do not exceed $4 billion. The Fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.

In some emerging markets the Fund may invest in companies that qualify as small cap but still are among the largest in that market.

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

Commodity Exchange Act Exclusion

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. dollar and non-dollar securities such as government securities, bank obligations, the high quality commercial paper and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Stocks

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller Companies

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Foreign Securities

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.

Trading practices.   Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign securities markets, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.   Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

Emerging markets.   The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the manager and may even decline in value.

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.

Liquidity

The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Country, Sector or Industry Focus

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting such single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $586 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

HARLAN HODES, CPA   Portfolio Manager of Investment Counsel

Mr. Hodes has been the lead manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

The following individual has secondary portfolio management responsibilities:

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel

Ms. Sweeting has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Investment Counsel and the Fund’s administrator have agreed to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, other expenses, and acquired fund fees and expenses) for the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2011. The management fees before and after such waivers for the fiscal year ended December 31, 2009, were 0.75%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Financial Highlights

This table presents the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

		Year Ended December 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.81	$ 20.20	$ 22.42	$ 18.18	$ 17.45
Income from investment operations:[a]
Net investment income[b]	0.15	0.42	0.33	0.30	0.38
Net realized and unrealized gains (losses)	5.84	-9.83	2.81	4.89	1.74
Total from investment operations	5.99	-9.41	3.14	5.19	2.12
Less distributions from:
Net investment income	-0.12	-0.48	-0.39	-0.33	-0.36
Net realized gains	—	-1.50	-4.97	-0.62	-1.03
Total distributions	-0.12	-1.98	-5.36	-0.95	-1.39
Redemption fees[c]	—	—[d]	—[d]	—[d]	—[d]
Net asset value, end of year	$ 14.68	$ 8.81	$ 20.20	$ 22.42	$ 18.18
Total return	68.04%	-47.28%	15.09%	28.78%	12.28%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.09%	1.07%	1.07%	1.07%
Expenses net of waiver and payments by affiliates[e]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.32%	2.60%	1.34%	1.45%	2.12%
Supplemental data
Net assets, end of year (000’s)	$ 124,361	$ 63,617	$ 135,730	$ 170,757	$ 131,567
Portfolio turnover rate	15.90%	23.01%	20.95%	17.30%	24.59%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

Global Equity Series

Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

The Fund invests in the equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy.

Under normal market conditions, the Fund will invest at least 40% of its net assets in foreign securities.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. The Fund also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund may invest in equity securities of any size company, across the entire market capitalization spectrum. The Fund may invest a substantial portion of its assets in securities of smaller and midsize companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion at the time of initial purchase. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Fund invests primarily in a globally diversified portfolio of equity securities.

Commodity Exchange Act Exclusion

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Stocks

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Trading practices.   Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign securities markets, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.   Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

Emerging markets.   The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Country, Sector or Industry Focus

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting such single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the manager and may even decline in value.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $586 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

NEIL DEVLIN   Portfolio Manager of Investment Counsel

Mr. Devlin has been a portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He originally joined Franklin Templeton Investments in 1987, rejoining again in 2006.

The following individuals have secondary portfolio management responsibilities:

GARY P. MOTYL, CFA   President of Investment Counsel

Mr. Motyl has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1981.

ANTONIO T. DOCAL, CFA   Senior Vice President of Investment Counsel

Mr. Docal has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Investment Counsel and the Fund’s administrator have agreed to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, other expenses, and acquired fund fees and expenses) for the Fund do not exceed 0.81% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2011. The management fees before and after such waivers for the fiscal year ended December 31, 2009, were 0.70%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Financial Highlights

This table presents the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

	Year Ended December 31,
	2009	2008[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.73	$ 10.00
Income from investment operations:[b]
Net investment income[c]	0.16	0.14
Net realized and unrealized gains (losses)	1.44	-3.31
Total from investment operations	1.60	-3.17
Less distributions from net investment income	-0.14	-0.10
Net asset value, end of year	$ 8.19	$ 6.73
Total return[d]	23.85%	-31.75%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates[f]	0.99%	1.05%
Expenses net of waiver and payments by affiliates	0.81%	0.81%
Net investment income	2.19%	2.26%
Supplemental data
Net assets, end of year (000’s)	$ 172,785	$ 95,152
Portfolio turnover rate	38.24%	21.68%

a. For the period March 31, 2008 (commencement of operations) to December 31, 2008.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

f. Benefit of expense reduction rounds to less than 0.01%.

Additional Management Information

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment advisor subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc., and have been consolidated for pretrial purposes, along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

Distributions and Taxes

The information is provided with respect to each Fund (hereafter the "Fund").

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least twice annually from its net investment income. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

Annual statements.   After the close of each calendar year, you will receive a statement from the Fund that shows the federal income tax treatment of the distributions you received during the prior calendar year. If the Fund finds it necessary to reclassify income after it issues your tax statement, the Fund will send you a revised statement. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund's annual distributions is available online at franklintempleton.com.

Avoid "buying a dividend."   For taxable investors, Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment in the Fund. They are included in the price you pay for your shares. If you purchase your shares shortly before or on the record date of a taxable distribution, you will pay the full price for the shares and may receive a portion of your investment back as a taxable distribution.

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income.   Income dividends are generally subject to tax at ordinary rates. Income dividends designated by the Fund as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. These reduced rates of taxation are presently scheduled to sunset and, unless extended, will no longer apply to qualified dividends paid with respect to taxable years of the Fund beginning after December 31, 2010. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares.

Capital gains.   Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15%. These reduced rates are presently scheduled to sunset on December 31, 2010.

Sales of Fund shares.   When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally realize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Backup withholding.   If you do not provide the Fund your taxpayer identification number and certain required certifications you may be subject to federal backup withholding at 28% on any taxable Fund distributions and proceeds from the sale of your Fund shares.

State, local and foreign taxes.   Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Non-U.S. investors.   Non-U.S. investors may be subject to U.S. withholding tax at 30%, or a lower treaty rate, on Fund dividends of ordinary income and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund ending on or before December 31, 2009 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

Other tax information.   This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the Statement of Additional Information.

YOUR ACCOUNT

Qualified Investors

The following investors or investments may qualify to buy shares of the Fund.

  Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment adviser, or investment adviser with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An Employer Sponsored Retirement Plan (Plan) if the employer sponsors one or more Plans with aggregate Plan assets of $1 million or more. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.
  Employer Sponsored Retirement Plans that invest indirectly in Fund shares through Fund omnibus accounts registered to a financial intermediary.
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) or Franklin Templeton Portfolio Advisors, Inc. (FTPA) if approved by FTI, LLC or FTPA in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."  Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Certain Franklin Templeton funds offer multiple share classes not offered by the Funds. Please note that for selling or exchanging your shares, or for other purposes, the Funds' shares including Foreign Equity - Primary and Service Shares, are considered Advisor Class shares.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sub-Transfer Agency Fees

Foreign Equity Series - Service Shares may pay up to 0.15% to sponsors or consultants for sub-transfer agency services that they provide to certain investment plans.

Buying Shares

Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any purchase order may be rejected by Distributors or by Templeton Institutional Funds.

Shares of the Fund may be purchased with securities, if approved in advance by the Trust. Securities used to purchase Fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Trust, and must have readily available market quotations. The securities will be valued in accordance with the Trust's policy for calculating NAV, determined as of the close of the day on which the securities are received by the Trust in salable form. A prospective shareholder will receive shares of the applicable Fund next computed after such receipt. To obtain the approval of the Trust for an in-kind purchase, call Institutional Services. Investors who are affiliated persons of the Trust (as defined in the Investment Company Act of 1940, as amended) may not purchase shares in this manner absent SEC approval.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. In the case of Foreign Equity Series make sure you indicate the share class you have chosen. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Buying Shares
	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative
By Mail	Make your check, Federal Reserve Draft or negotiable bank draft payable to the Fund. Mail the check, Federal Reserve Draft or negotiable bank draft and your signed account application.

Make your check, Federal Reserve Draft or negotiable bank draft payable to the Fund. Include your account number on the check or draft.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check, Federal Reserve Draft or negotiable bank draft and deposit slip or note to Institutional Services.

By Wire (800) 321-8563 or (916) 463-5078 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed account application to Institutional Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange	Call Institutional Services at (800) 321-8563, or send signed written instructions. (Please see “Exchanging Shares” for more information on exchanges.)	Call Institutional Services at (800) 321-8563, or send signed written instructions. (Please see “Exchanging Shares” for more information on exchanges.)

Franklin Templeton Institutional Services
P.O. Box 33030
St. Petersburg, FL 33733-8030
Call toll-free: (800) 321-8563
(Monday through Friday
6:00 a.m. to 4:00 p.m., Pacific time)

Investor Services

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charge (CDSC) will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call (800) 527-2020 for information.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone exchange or redemption privileges on your account application. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

The telephone transaction options available to retirement plans are limited to those that are provided under the plan.

Selling Shares

You can sell your shares at any time.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Retirement Plans

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

Selling Shares

To sell some or all of your shares
Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Institutional Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone(800) 321-8563

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 15 days, you can sell your shares by phone.

(Amounts in excess of $100,000 are only available if you have completed and sent the Institutional Telephone Privileges Agreement)

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Electronic Funds Transfer (ACH)

You can call or write to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail or phone.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempletoninstitutional.com.

Call Institutional Services at (800) 321-8563 or send signed written instructions. See the policies at left for selling shares by mail or phone.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Institutional Services
P.O. Box 33030, St. Petersburg, FL 33733-8030
Call toll-free: (800) 321-8563
(Monday through Friday 6:00 a.m. to 4:00 p.m., Pacific time)

Exchanging Shares

Exchange Privilege

You can exchange shares between most Franklin Templeton funds within the same class and between Funds in Templeton Institutional Funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as “market timing.” This type of trading activity can harm the Fund by, for example, interfering with the efficient management of the Fund's portfolio or materially increasing the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see "Fair Valuation - Individual Securities"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of trading in Fund shares in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. The size of an investor's investments and redemptions in the Fund may also be a factor in evaluating a shareholder's trading patterns. If and when a pattern of short-term trading is identified, the transfer agent will seek to restrict or reject further short-term trading and/or take other action as described below, if in the judgment of the Fund manager or transfer agent such trading may be detrimental to the Fund.

If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion reasonably concludes that your pattern of trading may be detrimental to the Fund as described in this Frequent Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading patterns, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the SAI).

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

Since the Foreign Equity, Global Equity and Emerging Markets Series may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 321-8563. At any time you may view current prospectuses and financial reports on our website.

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone Privileges

You will automatically receive telephone privileges when you open your account. If your account has more than one registered owner, telephone privileges allow the Fund to accept transaction instructions by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone or in writing (subject to any limitations in telephone privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  Purchase Fund shares by debiting a bank account that may be owned by you; and
  Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  Shares should be held in street or nominee accounts. For this reason, the Fund may restrict the opening of a nominee's sub-accounts on the Fund's records.
  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice to insurance company or Fund of Fund shareholders, or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Institutional Services	(800) 321-8563	6:00 a.m. to 4:00 p.m.
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)	(800) 851-0637	5:30 a.m. to 5:00 p.m.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online at franklintempletoninstitutional.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 Institutional Services (800) 321-8563 TDD/Hearing Impaired (800) 851-0637 franklintempletoninstitutional.com

Investment Company Act file #811-06135
2310	ZTIF P 05/10

Templeton Institutional Funds	P.O. Box 33030, St. Petersburg, FL 33733-8030 (800) 321-8563 (FTI Institutional Services)

		Primary Shares	Service Shares
Emerging Markets Series	TEEMX	—	—
Foreign Equity Series	—	TFEQX	TFESX
Foreign Smaller Companies Series	TFSCX	—	—
Global Equity Series	TGESX	—	—

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund's prospectus, dated May 1, 2010, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2009, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) 321-8563.

CONTENTS
Goals, Strategies and Risks
Officers and Trustees
Fair Valuation and Liquidity
Proxy Voting Policies and Procedures
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  are subject to investment risks, including the possible loss of principal.

ZTIF SAI 05/10

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Fundamental Investment Policies

The Fund's investment goal is long-term capital growth.

The Fund may not:

1.  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

The Fund's investment goals are fundamental, which means they may not be changed without shareholder approval.

Non-Fundamental Investment Policies

The Foreign Equity Series and the Emerging Markets Series have adopted certain non-fundamental investment restrictions that the board of trustees may change without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to these non-fundamental investment restrictions.

As non-fundamental investment restrictions, the Foreign Equity Series and the Emerging Markets Series may not buy securities on margin; engage in short sales except for short sales "against the box"; invest in futures contracts except the Fund may invest in forward currency contracts in an amount up to 25% of the Fund's non-dollar holdings at market value; write call options; purchase lettered or restricted stock; invest in collateral loans except each Fund may participate in securities lending through a custodian with brokers, dealers and financial institutions; or directly invest in mortgages or real estate.

In trying to achieve its investment goals, the Fund may invest in the types of securities or engage in the types of transactions identified in the table below. The table has been marked to indicate those investment policies that the Fund's managers may use to manage the Fund. The Fund may not use all of these techniques at any one time. A more detailed description of the investment policies as well as the risks associated with these investment policies that the Funds utilize follows this table.

Policy	Foreign Equity Series	Emerging Markets Series	Global Equity Series	Foreign Smaller Companies Series
Name Rule (80% of Net Assets + Borrowings)	X	X	X	X
Borrowing	X	X	X	X
• Borrowing from affiliated investment companies	X	X	X	X
Convertible and synthetic convertible securities	X	X	X	X
• Convertible debt securities	X	X	X	X
• Convertible preferred stock	X	X	X	X
• Synthetic convertibles				X
• PERCS	X	X		X
• Other classes of enhanced convertible securities	X	X		X
Debt securities	X	X	X	X
• Debt securities risks	X	X	X	X
• Bonds	X	X	X	X
• Brady bonds and other sovereign-related debt	X	X
• Commercial paper	X	X	X	X
• Debentures			X	X
• Investment grade debt securities	X	X	X	X
• Foreign bonds	X	X	X	X
• Structured notes	X	X	X	X
• Lower rated and unrated securities	X	X	X	X
• Defaulted debt	X	X	X	X
• Notes	X	X	X	X
• Zero coupon/pay-in-kind bonds	X	X	X	X
Depositary receipts	X	X	X	X
Equity securities	X	X	X	X
• Participatory notes		X
Foreign securities	X	X		X
• Foreign Currency	X	X	X	X
• Developing markets	X	X	X	X
Illiquid investments			X	X
Loans of portfolio securities	X	X	X	X
Loans to affiliated investment companies			X	X
Mortgage-backed securities	X	X		X
Other investment companies	X	X	X	X
• Exchange-traded funds		X
• Closed-end investment companies	X	X	X	X
Private investments		X		X
REITs				X
Repurchase agreements	X	X	X	X
• Joint transactions				X
Reverse Repurchase Agreements				X
• 144A securities	X	X	X	X
Securities industry related investments		X		X
Subscription rights	X	X	X
Temporary investments	X	X	X	X
U.S. government securities	X	X	X	X
When-issued, delayed delivery and to-be-announced (TBA) transactions	X	X		X

Under normal market conditions, the Foreign Equity Series invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The Emerging Markets Series invests at least 80% of its net assets in securities issued by "emerging market countries," as defined in the prospectus. Global Equity Series invests at least 80% of its net assets in "equity securities." Foreign Smaller Companies Series (Smaller Companies Series) invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating services such as Moody's Investors Service (Moody's) and Standard & Poor's (S&P®).

The value of your shares will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Borrowing   Under the 1940 Act and the SEC’s current rules, exemptions and interpretations thereunder, the Fund may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Under the 1940 Act, the Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Borrowing from affiliated investment companies.   Subject to the Fund’s fundamental restrictions on borrowing, the Fund may also borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting each fund to borrow money from other funds in Franklin Templeton Investments through a credit facility for temporary purposes (the Borrowing Order). The Borrowing Order permits the Fund to borrow money from other funds in Franklin Templeton Investments at rates that may be more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The Borrowing Order also permits the Fund to borrow from other affiliated entities, such as the investment manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

The Borrowing Order permits the Fund to engage in borrowing and lending through the credit facilities in the following certain situations: (i) when the cash position of the Fund is insufficient to meet temporary cash requirements; or (ii) when a sale of securities "fails" due to circumstances such as a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by the broker effecting the transaction.

According to the Borrowing Order, if the total outstanding borrowings of the Fund are less than 10% immediately after the borrowing, the amount borrowed may be unsecured. If the total outstanding borrowings of the Fund are more than 10% immediately after the borrowing, the amount borrowed must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund has outstanding interfund borrowings that, through additional borrowings, cause its outstanding borrowings from all sources to exceed 10% of its total assets, the Fund must first secure each outstanding interfund loan by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.

If the Fund has outstanding interfund loans and its total outstanding borrowings exceed 10% of its total assets for any other reason (such as decline in net asset value or because of shareholder redemptions), the Fund will within one business day thereafter: (a) repay all of its outstanding interfund loans, (b) reduce its outstanding indebtedness to 10% or less of its total assets, or (c) secure each outstanding interfund loan by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan until the Fund's total outstanding borrowings cease to exceed 10% of its total assets, at which time the collateral shall no longer be required. Under these circumstances, until each outstanding interfund loan is repaid or the Fund's total outstanding borrowings cease to exceed 10% of its total assets, the Fund will mark the value of the collateral to market each day and will pledge such additional collateral as is necessary to maintain the market value of the collateral at least equal to 102% of the outstanding principal value of the loan.

The duration of interfund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. The Fund's borrowings through the credit facility, as measured on the day the most recent loan was made, will not exceed the greater of 125% of the Fund's total net cash redemptions and 102% of sales fails for the preceding seven calendar days. The trustees of the Fund, including a majority of the independent trustees, will: (a) review no less frequently than quarterly the Fund's participation in the credit facility during the preceding quarter for compliance with the conditions with the Borrowing Order; (b) establish a bank loan rate formula used to determine the interest rate on interfund loans in accordance with the Borrowing Order and review no less frequently than annually the continuing appropriateness of the bank loan rate formula; and (c) review no less frequently than annually the continuing appropriateness of the Fund's participation in the credit facility.

Convertible and synthetic convertible securities   A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but may be subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating and investment limitation purposes.

Convertible debt securities.   As with a straight fixed-income security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible debt security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. The Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security.

Convertible preferred stock.   A convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments.

Synthetic convertibles.   A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

Synthetic convertible securities are generally not considered to be “equity securities” for purposes of the Fund's investment policy regarding those securities. Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the manager determines that such a combination would better promote the Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Another type of synthetic convertible is created by investing in an equity security and selling a call option on that underlying equity security. This structure offers investors a higher current dividend than the underlying common stock in exchange for a cap on the participation in the stock price appreciation.

Preferred equity redemption cumulative stock.   The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (PERCS), which provide an investor with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years, PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above the capital appreciation limit. The amount of fractional share of common stock is determined by dividing the capital appreciation limit price by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Other classes of enhanced convertible securities.   The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: (a) they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; (b) unlike PERCS, they do not have a capital appreciation limit; (c) they seek to provide the investor with high current income with some prospect of future capital appreciation; (d) they are typically issued with three or four-year maturities; (e) they typically have some built-in call protection for the first two to three years; (f) investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and (g) upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described in which the Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or other convertible security may involve additional risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Debt securities   In general, debt securities represent a loan of money to the issuer by the purchaser of the securities. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The Foreign Equity Series and Emerging Markets Series may also invest in supranational organizations, local governments, their agencies and instrumentalities, U.S. or foreign corporations, U.S. and foreign banks, savings and loan associations and bank holding companies. Foreign Equity Series and Emerging Markets Series are not limited to the type of debt securities in which they invests. Foreign Equity Series may invest up to 20% of its total assets in debt securities when, in the judgment of the manager, they offer greater potential for capital appreciation than is available through investments in stocks. Emerging Markets Series may invest up to 20% of its total assets in debt securities that are rated C or better by Moody's or S&P® or unrated debt that it determines to be of comparable quality.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

Debt securities risks.   Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations when due (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). The manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. Debt obligations will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than shorter-term obligations. Because investments in debt obligations are interest rate sensitive, the Fund's performance may be affected by the manager's ability to anticipate and respond to fluctuations in market interest rates, to the extent of the Fund's investment in debt obligations.

Bonds.   A bond is a debt security in which investors loan money to an entity that borrows for a defined period of time at a specified interest rate. Bonds can be rated by independent rating organizations based on an analysis of the fundamental soundness of the borrower. See "Investment grade debt securities" and "Lower-rated and unrated securities" below for more information.

Brady bonds and other sovereign-related debt.   The Fund may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nicaragua, Nigeria, the Philippines, Poland, Russia, Uruguay, Panama, Peru and Venezuela. In addition, some countries have negotiated and others are expected to negotiate similar restructurings to the Brady Plan and, in some cases, their external debts have been restructured into new loans or promissory notes: namely Bolivia, Russia, Macedonia and Bosnia.

Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

Commercial paper.   Commercial paper is an unsecured, short-term loan by a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days. The Fund may invest in domestic or foreign commercial paper. Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. The Fund also may invest in lower rated commercial paper to the extent permitted by its policies on lower rated debt securities generally.

Debentures.   A debenture is an unsecured debt backed only by the creditworthiness of the borrower, not by collateral.

Investment grade debt securities.   Various independent rating organizations publish ratings of some of the debt securities in which the Fund may invest based upon their assessment of the financial soundness of the issuer. Generally, a higher rating indicates less credit risk. Debt securities that are rated Baa by Moody's or BBB by S&P or above, or unrated securities deemed by the Fund's manager to be of comparable quality, are considered to be "investment grade." Debt securities in the lowest investment grade category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. If the rating on an issue held by the Fund is changed by the rating service or the security goes into default, the Fund will consider this event in its evaluation of the merits of the security but the Fund will not automatically sell the security.

Foreign bonds.   The Fund’s investments in debt instruments include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

Structured notes.   The Fund may invest up to 5% of its total assets in structured investments. Structured notes typically are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. The entity typically is organized by an investment banking firm that receives fees in connection with establishing the entity and arranging placement of its securities. Restructuring involves the deposit with or purchase by the entity, which may be a corporation or trust, of specified financial instruments, and the issuance by the entity of one or more classes of securities, including structured notes, backed by or representing interests in the underlying instruments. The cash flows arising from the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions, as well as put or call features, or elements of financial leverage. The extent of the payments made with respect to the structured investment is dependent on the cash flows arising from the underlying instruments, and the terms and conditions of the structured security. Classes of structured notes may be either subordinated or unsubordinated to the right of payment of another class or classes. Subordinated structured investments typically have higher yields, and present greater risks, than unsubordinated structured investments. Various features of structured notes may result in substantial volatility in relation to changes in interest rates or the credit quality of the underlying instruments.

Structured notes typically are sold in private placement transactions to institutional investors such as the Fund, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities.

Lower rated and unrated securities.   An investment in a fund that invests in below-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of credit risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund may invest. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Foreign Equity Series and Emerging Market Series may buy debt securities that are rated C by Moody's and S&P or better or unrated debt that the manager deems to be of comparable quality.

Although they may offer higher yields than do higher rated securities, lower rated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions. If the rating on an issue held in the Fund’s portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

The markets in which lower rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many lower rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower rated debt securities may be more complex than for issuers of higher rated securities. The ability of the Fund to achieve its investment goal may, to the extent of investment in lower rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities. The Fund relies on the manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities may be less sensitive to interest rate changes than higher rated investments, but more sensitive to economic downturns or individual adverse corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer’s creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. To generate cash for distributions, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

High yield, fixed-income securities that are sold without registration under federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933 (1933 Act), which entails special responsibilities and liabilities. The Fund also may incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Certain of the high yielding, debt securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Defaulted debt.   The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

The Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid investments.”

Notes.   A note is a medium- or short-term debt instrument, usually with a maturity of ten years or less.

Zero coupon and pay-in-kind bonds.   The Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature.

Zero coupon or deferred interest securities are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Depositary receipts   Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between this information and the market value of the depositary receipts.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Equity securities   Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares.

Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants or rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. See "Convertible securities" above for more information. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price. The Smaller Companies Series presently does not expect to invest more than 5% of its assets in securities of U.S. issuers.

Participatory notes.   A participatory note, as used by Emerging Markets Series, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Fund’s investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Participatory notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument, the Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The participatory notes represent unsecured, unsubordinated contractual rights of the issuer of the participatory notes. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk. While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Foreign securities   Foreign Equity Series and Emerging Markets Series will invest in issuers located in at least three different countries (including the U.S.). Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in developing or emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Furthermore, in some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

The Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit the Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Foreign currency.   If the Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the Fund’s income and distributions to shareholders. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the manager intends to hedge currency risk, the Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Developing markets.   Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The Fund may invest in Eastern European countries.

Investments in developing countries may involve greater risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Illiquid investments   The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Loans of portfolio securities   To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets (including all collateral as part of the Fund's total assets), measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). The Fund retains all or a portion of the interest received on, and may bear the investment risk of, investment of the cash collateral, or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

Loans to affiliated investment companies   Subject to the Fund’s fundamental restrictions on lending, the Fund may also make loans to affiliated investment companies or other affiliated entities, pursuant to the Borrowing Order granted by the SEC in September 1999. See “Borrowing from affiliated investment companies” above for more information on the Borrowing Order. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The Fund may also, under certain conditions, lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. The duration of interfund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. The Fund may not lend to another fund through the credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 5% of its net assets for equity funds or 7.5% of its net assets for taxable bond funds at the time of the loan. Also, the Fund's interfund loans to any one fund shall not exceed 5% of the Fund's net assets.

Mortgage-backed securities   Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest.

Mortgage securities differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on adjustable rate mortgage securities (ARMS) or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Other investment companies   The Fund may invest a portion of its assets in securities of other investment companies. These securities may be registered or excluded from registration under Section 3(c) of the 1940 Act. The Fund may not acquire shares of another registered investment company (other than a money market fund) if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of that investment company, (ii) securities issued by that investment company having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by that investment company and all other investment companies having an aggregate value in excess of 10% of the Fund's total assets.

If the Fund acquires shares of other investment companies, shareholders would bear both their share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

The Fund may invest in Franklin Templeton money market funds. The Fund’s manager has agreed in advance to reduce their fees attributable to assets invested by the Fund in a Franklin Templeton money market fund. The reduction is required by the board and an SEC order.

Exchange-traded funds.   Emerging Markets Series may invest up to 10% of its total assets in shares of exchange-traded funds (ETFs) for the purpose of short-term cash management. The Fund may invest indirectly in equity securities through the purchase of exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold shares of all of the companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the manager believes it is in the Fund's best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

Closed-end investment companies.   To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. The Fund may invest in equity securities of closed end investment companies, subject to provisions of the 1940 Act that limit investment by the Fund in the voting securities of another investment company. The shares of a closed end fund typically are bought and sold on an exchange. The risks of investment in a closed end investment company typically reflect the risk of the types of securities in which the closed end fund invests. However, investments in closed end funds are subject to the additional risk that the price of the fund’s shares may not reflect the net asset value of the underlying securities, and the premium or discount the share prices represents versus net asset value may change over time based on a variety of factors, including supply of and demand for the fund’s shares, unrelated to the value of the underlying portfolio securities. Some closed end investment companies also issue debt securities, as a means of borrowing to lever the closed end fund’s investment portfolio. The Fund may invest in these debt securities, subject to any quality or other standards applicable to the Fund’s investment in debt securities.

Private investments   Consistent with its investment goals and policies, the Fund may from time to time make private investments in companies whose securities are not publicly traded. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. These securities will generally be deemed to be illiquid.

Real estate investment trusts (REITs)   The Fund may invest in REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

Repurchase agreements   The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Joint transactions.   The Fund may participate in joint repurchase agreement arrangements with, and combine orders to buy or sell securities with orders from, other funds managed by the manager and its affiliates. The Fund may also invest in shares of one or more money market funds managed by the manager or its affiliates.

Restricted securities   Subject to the Fund’s percentage limitation on illiquid securities, the board has authorized the Fund to invest in restricted securities (such as those issued pursuant to an exemption from the registration requirements under the 1933 Act). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A under the 1933 Act (144A securities), and for which a liquid institutional market has developed. The board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. Notwithstanding the manager's determination in this regard, the board will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Notwithstanding the restriction on the resale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction that the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will segregate by appropriate notation on its books or its custodian bank's, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate commitment fees, although the receipt of fees will help the Fund achieve its investment goal.

144A securities.   Subject to its liquidity limitation, the Fund may invest in certain unregistered securities which may be sold under Rule 144A. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, the Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

Reverse repurchase agreements   Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price, date and interest payment. Reverse repurchase agreements may be considered a borrowing under the federal securities laws, and therefore the Fund must have at least 300% asset coverage (total assets less liabilities, excluding the reverse repurchase agreement). Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 100% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. These transactions may increase the volatility of the Fund’s income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund’s obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of the Fund. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions, provided they are segregated on the books of the Fund or its custodian.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Fund generally enters into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the board.

Securities industry related investments   To the extent it is consistent with its investment goals and certain limitations under the 1940 Act, the Fund may invest its assets in securities issued by companies engaged in securities-related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, the Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Fund's board of trustees. The Fund does not believe that these limitations will impede the attainment of its investment goals.

Subscription rights   With the exception of the fundamental investment restrictions above, nothing herein shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the 1940 Act. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the Fund's interest in the issuing company. Therefore, the exception applies in cases where the limits set forth in any investment policy or restriction would otherwise be exceeded by exercising rights, or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities.

Temporary investments   When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund's fundamental investment policies and restrictions); (2) bank time deposits denominated in the currency of any major nation with less than seven days remaining to maturity; (3) bankers' acceptances; (4) certificates of deposits; (5) debt securities of foreign companies; (6) floating rate securities (if money market fund eligible); (7) repurchase agreements with banks and broker-dealers; (8) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; (9) U.S. government securities maturing in 13 months or less; and (10) a variety of other high quality short-term investments. For additional information about these types of investments, see "Debt securities" above. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund’s assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

U.S. government securities   U.S. government securities include: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as Ginnie Mae, the Export-Import Bank and the Farmers Home Administration. Some of the Fund’s investments will include obligations that are supported by the full faith and credit of the U.S. government. In the case of U.S. government securities that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Fannie Mae or Freddie Mac), the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government in the event the agency or instrumentality does not meet its commitments.

When-issued, delayed delivery and to-be-announced (TBA) transactions   Are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time, generally within 5 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage. Although the Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, they may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the Fund is the buyer in this type of transaction, it will segregate assets, by appropriate notation on the books of the Fund or its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund’s purchase commitments until payment is made. These assets will be marked to market daily and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are equal to 102% of the amount of the Fund’s commitments. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

Policies and procedures regarding the release of portfolio holdings   The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar quarter. Commentaries and other materials that may reference specific holdings information of the Fund as of the most recent calendar quarter end are also subject to the same 20-day lag requirement. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempletoninstitutional.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and RiskMetrics Group; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential, and to limit the dissemination of, any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received, including some or all of the following: (1) agreeing not to purchase or sell any portfolio securities based on any information received; (2) agreeing not to trade against any U.S. registered Franklin or Templeton fund, including the Fund; (3) agreeing not to knowingly engage in any trading practices that are adverse to any such fund; and (4) agreeing not to trade in shares of any such fund.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information, (2) is prohibited from trading on the information received, including (a) purchasing or selling any portfolio securities based on any information received; (b) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (c) knowingly engaging in any trading practices that are adverse to any such fund; and (d) trading in shares of any such fund that is substantially similar to the offshore fund, and (3) agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton. In addition, an offshore fund may release information regarding the top contributors and detractors to such fund’s portfolio performance monthly to those recipients who have executed a non-disclosure agreement containing the provisions described above, or who have confirmed electronically its agreement to such provisions. Country-specific offshore funds that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, are not subject to the restrictions imposed by the policy.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company. In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client of the unregistered private fund may be permissible. In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered Fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor in the private fund is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in the private fund), and (2) is prohibited from trading on the information received, including (a) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (b) knowingly engaging in any trading practices that are adverse to any such fund; and (c) trading in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of the private fund.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

In addition, some F-T Managers also serve as investment managers to separate accounts, which are subject to the Fund’s policy with respect to the release of the separate account’s holdings to consultants and potential clients. Separate accounts that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, however, are not subject to the restrictions imposed by the policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Templeton Institutional Funds (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors Foreign Equity Series to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Harris J. Ashton (1932) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 1992	133	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2008	31	SLM Corporation (Sallie Mae) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 1990	23	Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	133	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since December 2009	133	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2005	23	Emeritus Corporation (assisted living) and OSI Pharmaceuticals, Inc. (pharmaceutical products).
Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2003	133	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2005	141	Cbeyond, Inc. (business communications provider).
Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 1990	23	None
Principal Occupation During Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2007	38	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Charles B. Johnson[2] (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1993 and Chairman of the Board since 1995	133	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Gregory E. Johnson[3] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	89	None
Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President - AML Compliance	Chief Compliance Officer since 2004 and Vice President - AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936) 17th Floor The Chater House 8 Connaught Road Central Hong Kong	Vice President	Since 1993	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

Gary P. Motyl (1952) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	President and Chief Executive Officer - Investment Management	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Secretary and Vice President	Secretary since 2004 and Vice President since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

The Trust's independent board members constitute the sole independent board members of 14 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $145,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $15,000 for service to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. David W. Niemiec, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $15,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	22,132	468,000	41
Ann Torre Bates[4]	23,959	355,000	16
Frank J. Crothers	23,379	189,000	14
Edith E. Holiday	24,079	508,000	41
J. Michael Luttig	2,250	47,417	41
David W. Niemiec	25,238	205,000	14
Frank A. Olson	22,340	484,000	41
Larry D. Thompson	22,340	579,063	43
Constantine D. Tseretopoulos	23,105	187,000	14
Robert E. Wade[4]	22,340	511,000	18

1. For the fiscal year ended December 31, 2009.

2. For the calendar year ended December 31, 2009.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

4. Ms. Bates and Mr. Wade also are independent board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2009.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Ann Torre Bates	None	Over $100,000
Frank J. Crothers	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	None
David W. Niemiec	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
Constantine D. Tseretopoulos	None	Over $100,000
Robert E. Wade	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Gregory E. Johnson	None	Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds' financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Frank J. Crothers, Ann Torre Bates, David W. Niemiec and Constantine D. Tseretopoulos. The Nominating Committee is comprised of the following independent trustees of the Trust: Frank J. Crothers, Edith E. Holiday and Frank A. Olson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices at P.O. Box 33030 St. Petersburg, FL 33733-8030 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended December 31, 2009, the Audit Committee met one time; the Nominating Committee met three times.

Board role in risk oversight   The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the manager’s initiative. In addition, the Audit Committee of the board meets regularly with the manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the boards to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.

With respect to compliance risks, the board receives regular compliance reports prepared by the manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the independent trustees meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws

The manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure   Seventy-five percent or more of board members consist of independent trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the Investment Company Act of 1940. While the Chairman of the Board is an interested person, the board is also served by a lead independent trustee. The lead independent trustee, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent trustees. The lead independent trustee also presides at separate meetings of independent trustees held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications   Information on the Fund’s officers and trustees appears above. Such information includes business activities of trustees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. It is believed that the specific background of each trustee evidences such ability and is appropriate to his or her serving on the Fund’s board of trustees. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday, each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec and Ann Torre Bates have each been chief financial officers of major corporations; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine Dean Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Charles B. Johnson and Gregory E. Johnson are both high ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager. Foreign Equity Series, Global Equity Series and Smaller Companies Series manager is Templeton Investment Counsel, LLC. The Emerging Markets Series manager is Templeton Asset Management Ltd.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles   The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies.   The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues.   The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.   The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues.   The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance.   Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Manager and services provided   Foreign Equity Series, Global Equity Series and Smaller Companies Series manager is Templeton Investment Counsel, LLC. The Emerging Markets Series manager is Templeton Asset Management Ltd. The managers are indirect, wholly owned subsidiaries of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Austria, Bahamas, Brazil, Canada, China, France, Germany, the Netherlands, Hong Kong, Hungary, India, Italy, Japan, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey, United Arab Emirates, United Kingdom, the United States and Vietnam.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   Foreign Equity Series and Global Equity Series pays the manager a fee equal to an annual rate of:

  0.70% of the value of net assets up to and including $1 billion;
  0.68% of the value of net assets over $1 billion up to and including $5 billion;
  0.66% of the value of net assets over $5 billion up to and including $10 billion;
  0.64% of the value of net assets over $10 billion up to and including $15 billion;
  0.62% of the value of net assets over $15 billion up to and including $20 billion; and
  0.60% of the value of net assets over $20 billion.

Each class of Foreign Equity Series shares pays its proportionate share of the fee.

Prior to May 1, 2010, Emerging Markets Series paid the manager a fee equal to an annual rate of:

  1.25% of the value of net assets up to and including $1 billion;
  1.20% of the value of net assets over $1 billion up to and including $5 billion;
  1.15% of the value of net assets over $5 billion up to and including $7.5 billion;
  1.125% of the value of net assets over $7.5 billion up to and including $10 billion;
  1.10% of the value of net assets over $10 billion up to and including $15 billion;
  1.05% of the value of net assets over $15 billion up to and including $20 billion; and
  1.00% of the value of net assets over $20 billion.

Effective May 1, 2010, Emerging Markets Series pays the manager a fee equal to an annual rate of:

  1.25% of the value of net assets up to and including $500 million;
  1.20% of the value of net assets over $500 million up to and including $5 billion;
  1.15% of the value of net assets over $5 billion up to and including $7.5 billion;
  1.125% of the value of net assets over $7.5 billion up to and including $10 billion;
  1.10% of the value of net assets over $10 billion up to and including $15 billion;
  1.05% of the value of net assets over $15 billion up to and including $20 billion; and
  1.00% of the value of net assets over $20 billion.

The Foreign Smaller Companies Series pays the manager a fee equal to an annual rate of:

  0.75% of the value of net assets up to and including $1 billion;
  0.73% of the value of net assets over $1 billion up to and including $5 billion;
  0.71% of the value of net assets over $5 billion up to and including $10 billion;
  0.69% of the value of net assets over $10 billion up to and including $15 billion;
  0.67% of the value of net assets over $15 billion up to and including $20 billion; and
  0.65% of the value of net assets over $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement.

For the last three fiscal years ended December 31, the Fund paid the following management fees:

	Management Fees Paid ($)
	2009	2008	2007
Foreign Equity Series[1]	34,850,542	47,452,545	55,517,308
Emerging Markets Series[2]	16,826,670	27,932,744	39,961,050
Smaller Companies Series	660,245	806,616	1,125,723
Global Equity Series[3]	926,216	455,367	0

1. For the fiscal years ended December 31, 2009, 2008 and 2007, management fees, before any reduction, totaled $35,381,223, $47,973,748 and $56,553,373, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

2. For the fiscal years ended December 31, 2009 and 2008, management fees, before any reduction, totaled $16,907,432 and $28,070,105. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

3. For the period March 31, 2008 (effective date) through December 31, 2008, management fees before any reduction totaled $480,968. Under an agreement by the manager to waive or limit its fees, the Fund paid the management fees shown.

Prior to September 17, 2007, Smaller Companies Series' sub-advisor was Franklin Templeton Investment Management Limited (FTIML). Investment Counsel paid FTIML a fee equal to one-half of the advisory fee it receives from the manager. The manager paid this fee from the management fees it receives from the Fund.

For the last three fiscal years ended December 31, the Fund paid the following sub-advisory fees:

	Sub-Advisor Fees Paid ($)
	2009	2008	2007
Smaller Companies Series	0	0	84,936

Portfolio managers   This section reflects information about the portfolio manager as of December 31, 2009.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Foreign Equity Series
Gary P. Motyl[3]	10	5,703.5	8	1,780.80	51	8,448.4
Antonio T. Docal[4]	6	1,596.1	4	985.8	55	6,340.7
Peter A. Nori	9	6,898.2	3	1,049.2	30	4,447.3
Cindy L. Sweeting	19	42,681.0	7	8,732.1	16	3,700.2
Emerging Markets Series
Mark Mobius	9	7,377.1	32	25,748.9	9	2,175.2
Dennis Lim	5	5,173.9	4	1,322.2	3	408.6
Tom Wu	5	5,173.9	4	2,321.7	1	188.4
Global Equity Series
Gary P. Motyl[3]	10	11,638.2	8	1,780.8	51	8,448.4
Antonio T. Docal[4]	6	7,530.7	4	985.8	55	6,340.7
Peter A. Nori	10	13,005.6	3	1,049.2	30	4,447.3
Neil Devlin	4	3,398.0	9	21,914.1	41	6,262.2
Smaller Companies Series
Harlan Hodes	2	1,189.9	4	1,491.6	1	60.7
Cindy L. Sweeting	19	48,8664.0	7	8,732.1	16	3,700.2

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

3. Of these accounts, Gary P. Motyl manages a pooled investment vehicle with $68.1 million in assets with a performance fee and $37.6 million in assets of other accounts with a performance fee.

4. Of these accounts, Antonio T. Docal manages a pooled investment vehicle with $68.1 million in assets with a performance fee and $37.6 million in assets of other accounts with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Templeton Investment Counsel, LLC

Compensation.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
  Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Templeton Asset Management Ltd.

Compensation.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.   The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Each Fund Shares Beneficially Owned
Neil Devlin	None
Antonio T. Docal	None
Harlan Hodes	None
Dennis Lim	None
Mark Mobius	None
Gary P. Motyl	None
Peter A. Nori	None
Cindy L. Sweeting	None
Tom Wu	None

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the trust to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   Foreign Equity and Emerging Markets Series pay FT Services a monthly fee equal to an annual rate of:

  0.15% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.10% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

Foreign Smaller Companies Series and Global Equity Series pay FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily net assets.

For the last three fiscal years ended December 31, the Fund paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2009	2008	2007
Foreign Equity Series	4,393,438	5,685,679	6,729,867
Emerging Markets Series	1,158,322	1,842,000	2,639,151
Smaller Companies Series[1]	33,454	63,669	119,552
Global Equity Series[2]	29,944	0	0

1. For the fiscal years ended December 31, 2009, 2008 and 2007, administration fees, before any advance waiver, totaled $176,065 and $215,097 and $300,193, respectively. The administrator has agreed in advance to waive or limit fees in order to keep the total expenses of the Fund to a certain annual limit.

2. For the year ended December 31, 2009 and the period March 31, 2008 (effective date) through December 31, 2008, administration fees before any advance waiver totaled $264,633 and $137,419. Under an agreement by the administrator to waiver or limit its fees, the Fund paid no administration fees.

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   JPMorgan Chase Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

Portfolio Transactions

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended December 31, the Fund paid the following brokerage commissions:

	Brokerage Commissions ($)
	2009	2008	2007
Foreign Equity Series[1]	1,717,379	1,684,273	4,708,621
Emerging Markets Series[1]	2,636,124	6,460,674	12,047,491
Smaller Companies Series	75,000	78,639	140,816
Global Equity Series	183,780	110,381	0

1. For the fiscal years ended December 31, 2009 and 2008, there was a decrease in reported brokerage commissions as compared to fiscal year end December 31, 2007. This was primarily due to decreased Fund sales and lower portfolio turnover.

For the fiscal year ended December 31, 2009, the Fund did not pay brokerage commissions to brokers who provided research services.

As of December 31, 2009, Foreign Equity Series owned securities issued by UBS Securities LLC valued in the aggregate at $38,590,592. Global Equity Series owned securities issued by Royal Bank of Canada and Banque Nationale De Paris valued in the aggregate at $4,500,000 and $5,000,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers.

Distributions and Taxes

Multiclass distributions   For the Foreign Equity Series, this Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, because the Service Shares bear a sub-transfer agency fee that is not imposed on the Primary Shares.

Distributions of net investment income   The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital gain dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.

Distributions of capital gains   The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets). These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If these rates do sunset at the end of 2010, the rates for taxation of net capital gains that were in effect prior to these changes, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

Returns of capital   If the Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

Investments in foreign securities   The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Pass-through of foreign tax credits.   The Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. This is because the Fund is required to include the foreign taxes passed through to you as additional dividend income. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

The use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.   Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities.   The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. If the Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you:

  as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend."   If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's NAV of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

Required distributions.   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.   Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, the Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Sales of Fund shares.   Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Sales at a loss within six months of purchase.   Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Cost basis reporting.   Under recently enacted provisions of the Energy Improvement and Extension Act of 2008, the Fund’s administrative agent will be required to provide you cost basis information on the sale of your Fund shares, subject to certain exceptions. This new cost basis reporting requirement is effective for Fund shares purchased on or after January 1, 2012. Information about cost basis reporting for Franklin Templeton Funds is available online at franklintempleton.com (under the Fund’s Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at
(800) DIAL BEN/(800) 342-5236.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 28%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any taxable distributions.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

U.S. government securities   The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends   For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (0% for individuals in the 10% and 15% federal rate brackets for dividends paid from income earned by the Fund in 2008 through 2010).

Dividends earned on the following income sources will qualify for this treatment:

  dividends paid by domestic corporations, and
  dividends paid by qualified foreign corporations, including:
    corporations incorporated in a possession of the U.S.,
    corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and corporations whose stock is readily tradable on an established securities market in the United States.

Dividends from corporations exempt from tax, passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and you must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, you must hold your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

Sunsetting of provisions.   The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If these provisions do sunset, the rules on taxation of capital gains that were in effect prior to the adoption of these rules, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

Dividends-received deduction for corporations   For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because most of the income of the Fund is derived from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction. You may be allowed to deduct these qualified dividends, if any, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income. If the portion of income qualifying for this deduction is quite small, the Fund reserves the right to not designate these dividends as qualifying for the corporate dividends-received deduction to the Fund's corporate investors.

Investment in complex securities   The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

Derivatives.   The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. If it makes any of these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term capital gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Constructive sales.   The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions.   The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Tax straddles.   If the Fund invests in any or all of the derivative contracts described in the paragraphs above, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, including securities in a spread, collar, straddle or similar type of transaction, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Synthetic convertible securities.   The Smaller Companies Series is permitted to invest in synthetic convertible securities comprised of two distinct security components: a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

Structured investments.   The Fund may be permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, the Fund may be permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Fund may be permitted to invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. The Fund may also be permitted to invest in swap contracts that are designed to give the holder a specific return (on a net basis) than would otherwise be payable in the case of a traditional security. Swap contracts can also involve exchanges in fixed and variable interest rates, foreign currencies or baskets of securities that mimic certain other securities or indices. If the Fund is permitted to invest in these securities and does so, it could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Securities purchased at discount.   The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. The Fund may also be able to invest in distressed mortgage obligations or in other debt obligations in or pending default. These obligations may not pay current interest, but may be subject to tax rules that require the Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by the Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

Excess inclusion income of certain tax-exempt shareholders from an investment by the Fund in REITs and REMIC residual interests.   Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder that is subject to UBTI could realize UBTI by virtue of its investment in the Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a Real Estate Investment Trust (REIT) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an “excess inclusion income”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a “taxable mortgage pool” within the meaning of Code Section 7701(i) as a portion of the REIT’s assets, or as a REIT subsidiary, then a portion of the REIT’s income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by the Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a “disqualified organization.” Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund’s excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee. The Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income. However, to the extent permitted under the Investment Company Act of 1940, as amended, and under Treasury Regulations, the Fund may, but is not required to, specially allocate this tax expense to the disqualified organizations to which it is attributable, so long as such an allocation will not constitute a preferential dividend to the Fund.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:

  If the excess inclusion income received by the Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and
  If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by the Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

Compliance with these requirements will require the Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that the Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. The Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

In general.   The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid out of income and gains earned by the Fund prior to the end of calendar year 2009. However, notwithstanding such exemptions from U.S. withholding at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends.   Dividends designated by the Fund as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   Interest-related dividends designated and paid by the Fund from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN.

Other income dividends and effectively connected income.   Income dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.   As of the date of this Registration Statement, the U.S. federal estate tax is repealed for one year for decedents dying on or after January 1, 2010 and before January 1, 2011, unless reinstated earlier, possibly retroactively to January 1, 2010. On and after the date the U.S. federal estate tax is reinstated, an individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their tax advisors on the estate tax consequences of an investment in the Fund.

For estates of decedents dying before January 1, 2010, the Code also provides for a partial exemption from U.S. estate tax for Fund shares held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are treated as qualifying assets. In general, qualifying assets include U.S. bank deposits, U.S. debt obligations that pay portfolio interest and other property not within the United States.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset at the end of the Fund’s fiscal year on December 31, 2009 (calendar year Funds) or in 2010 (fiscal year Funds). The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2009. Unless these rules are extended, possibly retroactive to January 1, 2010, or made permanent, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Investment in U.S. real property.   The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (USRPI) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. A Fund’s investment in USRPI, including U.S. REITs, may trigger FIRPTA gain to the Fund’s non-U.S. investors on certain distributions from the Fund and on the sale or exchange of Fund shares.

Under a look-through rule, the Code treats distributions by a regulated investment company (RIC) received from a U.S. REIT as FIRPTA gain if all of the following requirements are met:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” if (1) in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations (USRPHC), and (2) the distribution is attributable directly or indirectly to a distribution from a REIT;
  The distribution from the REIT to the RIC is attributable to gain from the sale or exchange of a USRPI. A USRPI for these purposes excludes shares of a REIT controlled by U.S. persons and holdings by the REIT of 5% or less in the stock of publicly traded USRPHC; and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (or, to the extent provided in future regulations, 20% in the case of taxable years beginning after December 31, 2010), and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate. These rules apply to dividends paid by the Fund after December 31, 2009.

Additionally, if the Fund is a USRPHC, any gain realized on the sale or exchange of Fund shares by a non-U.S. investor that owns more than 5% of a class of Fund shares would be taxed as income “effectively connected with a U.S. trade or business.” The Fund will be a USRPHC if, in general, 50% or more of the fair market value of its assets consists of USRPI. For purposes of determining whether the Fund is a USRPHC, shares of U.S. REITs controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded USRPHCs are not considered USRPI.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Other Tax Information   This discussion of “Distributions and Taxes” is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Organization, Voting Rights and Principal Holders

Each Fund is a diversified series of Templeton Institutional Funds, an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Maryland corporation on July 6, 1990, converted to a Delaware statutory trust effective March 31, 2008, and is registered with the SEC. Certain funds in Franklin Templeton Investments offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Funds, including Foreign Equity Series - Primary and Service Shares, are considered Advisor Class shares for redemption, exchange and other purposes.

The Foreign Equity Series currently offers two classes of shares, Primary Shares and Service Shares. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Foreign Equity Series - Primary Shares
  Foreign Equity Series - Service Shares

Shares of each class of the Foreign Equity Series represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval.

As of February 1, 2010, the principal shareholders of the Funds, beneficial or of record, were:

Name and Address	Percentage (%)
Emerging Markets Series
New York State Common Retirement Fund Alfred E. Smith State Office Building, Sixth Floor Albany, NY 12236-0001	44.64
The Northern Trust Co. FBO Accenture LLP Profit Sharing & 401k Trust P.O. Box 92994 Chicago, IL 60675-2994	9.72
Smaller Companies Series
Wilmington Trust Company W. Future Value Inc. P.O. Box 8882 Wilmington, DE 19899-8882	12.56
The Ford Foundation Attn: Portfolio Administration 100 Fountain Pkwy N. Saint Petersburg, FL 33716-1205	17.32
Global Equity Series
National Merit Scholarship Corporation 1560 Sherman Ave., Ste. 200 Evanston, IL 60201-4816	7.80
Healthcare Foundation of Greater Kansas City 2700 E. 18th St., Ste. 220 Kansas City, MO 64127-2653	23.29
Regions Bank Cust St. Dominick Health Services Inc Improvement Fund P.O. Box 250 250 Riverchase Pkwy E., 5th Floor Birmingham, AL 35244-1832	9.44
Regions Bank Cust St. Dominic Health Services Inc Pension Plan P.O. Box 12365 250 Riverchase Pkwy. E., 5th Floor Birmingham, AL 35244-1832	11.45
MAC & CO Attn Mutual Fund OPS P.O. Box 3198 Pittsburgh, PA 15230-3198	24.97
Wells Fargo Bank NA FBO TTX Company P.O. Box 1533 Minneapolis, MN 55480-1533	6.96

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 1, 2010, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Sub-transfer agency fees   Service Shares may pay up to 0.15% to sponsors or consultants for sub-transfer agency services that they provide to certain investment plans.

Investment by asset allocators   The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund’s manager or transfer agent, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Dealer and financial intermediary compensation   Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

Distributors and/or its non-fund affiliates may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to this paragraph will be excluded from the calculation of marketing support payments pursuant to the preceding paragraph.

Marketing support payments may be in addition to any servicing fees paid by Investor Services and reimbursed by the Fund, as described further under “Shareholder servicing and transfer agent” above.

As noted below, Distributors may provide additional compensation to dealers and financial intermediaries, including dealers and financial intermediaries not listed below, related to transaction support and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers and financial intermediaries (including their respective affiliates) that Distributors anticipates will receive marketing support payments as of March 31, 2010. In addition to member firms of FINRA, Distributors and/or its non-fund affiliates also makes marketing support and/or administrative services payments to certain other financial intermediaries that sell fund shares or provide services to Franklin Templeton funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American United Life Insurance Company, Ameriprise Financial Services, Inc., Ascensus, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., BBVA Compass Investment Solutions, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citigroup Global Markets Inc., Commonwealth Financial Network, CPI Qualified Plan Consultants, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, ExpertPlan, Inc., Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, First Command Financial Planning, Inc., FSC Securities Corporation, Goldman, Sachs & Co., Great-West Retirement Services, Hartford Life, IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., ING Institutional Plan Services LLP, Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, National Planning Corporation, Newport Retirement Services, Inc., PFS Investments, Inc., PNC Investments LLC, PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Consulting Group, UVEST Financial Services Group, Inc., Wells Fargo Advisors, LLC, Wells Fargo Investments, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

Exchange privilege   If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Using good faith efforts, the manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise ).

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's shares.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation).

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation).

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations   Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $586 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.